THE ALGER FUND


      SUPPLEMENT DATED SEPTEMBER 30, 2003 TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2003


The information in the paragraph on page 20 of the Fund's SAI under the heading "Waivers of Sales Charges" (from page 19) is hereby amended as follows:

Effective September 30, 2003, UBS Financial Services is added to the list of companies from which Class C shares may be purchased through an omnibus account without an initial sales charge.